UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): November 8, 2005

                                 GLOBAL AXCESS CORP
                 (Exact name of registrant as specified in charter)

          Nevada                    000-17874                 88-0199674
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      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
     Incorporation or
       Organization)
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            224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082
                (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
Item 3.02   Unregistered Sales of Equity Securities

      On November 8, 2005, to obtain funding for acquisitions and working capital, Global Axcess Corp (the "Company") entered into Subscription Agreements (the "Purchase Agreements") with Renaissance U.S. Growth Investment Trus, PLC, BFS US Special Opportunities Trust PLC, Heller Capital Investments, LLC, and Richard Molinsky (the "Investors") on November 8, 2005 for the aggregate sale of
(i) 1,600,000 shares of common stock (the "Shares") and (ii) common stock purchase warrants (the "Warrants") to purchase 640,000 shares of our common stock. The Company closed the financing pursuant to the Purchase Agreements on November 8, 2005.

      The Warrants are exercisable until three years from the date of issuance at an exercise price of $1.75 per share. In the event that the Company's closing bid price is equal to or greater than $2.25 for a period of five consecutive days, then, at the Company's election, the Warrant holder is required to exercise its Warrants within ten days from receipt of an automatic exercise notice from the Company. If the holder fails to exercise its Warrants within ten days from receipt of an automatic exercise notice from the Company, then the Warrants will expire. The Company has agreed to register the Shares and the shares of common stock issuable upon exercise of the Warrants on the next registration statement that the Company files with the Securities and Exchange Commission.

      The Shares and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investors are accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits

c.    Exhibits

Exhibit
No.         Description
---         -----------

4.1         Form of Subscription Agreement

4.2         Form of Common Stock Purchase Warrant


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOBAL AXCESS CORP.


Date:  November 14, 2005            /s/David Fann
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                                    David Fann
                                    President